Exhibit 32.1


                    Libra Alliance Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, April L. Marino, Principal Executive and Financial Officer of Libra Alliance Corporation certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     . the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2003, fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     . the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: October 28, 2003             /s/ April L. Marino
                                   ____________________________________
                                   April L. Marino
                                   Principal Executive and Financial Officer